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                  SAFECO Corporation Certification Pursuant to
                             18 U.S.C. Section 1350
                       As Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


        I, Christine B. Mead, Senior Vice President, Chief Financial Officer and Secretary of SAFECO Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

        (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002


                                           /s/CHRISTINE B. MEAD
                                           -------------------------------------
                                           Christine B. Mead
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary